SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                               First Amendment To
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                            ----------------------


       Date  of  Report  (Date  of  earliest  event  reported):  May 3, 2001
                                                                 ---------------



                              CONDOR CAPITAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  033-20848-D                   91-2301401
     ----------------------         ---------            ----------------------
   (State of incorporation or       (Commission            (I.R.S. Employer
         organization)              File Number)          Identification Number)


        3753 Howard Hughes Pkwy, Suite 2012, Las Vegas, Nevada,  89109
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's  telephone  number,  including  area  code:  (702) 892-3730
                                                                ---------------



ITEM  5.   OTHER EVENTS.
--------   -------------

In March, 2001, the Registrant entered into a Heads Of Agreement to acquire 100% of DSL Communication Ltd., Sing-Hai Communication Technologies Co. Ltd. and HighTouch Broadband, Inc. (the "DSL Group"). On May 3, 2001, the Registrant publicly disseminated a press release announcing the that it was terminating negotiations under the Heads Of Agreement.

A copy of the press release is  incorporated  herein by reference and filed as
Exhibit 99.1 hereto.



ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.
-------    -------------------------------------

(c)        Exhibits.

99.1       The  Registrant's  Press  Release  dated  May 3,  2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONDOR CAPITAL, INC.
                                   -------------------
                                  (Registrant)


Date:  May 25,  2001              /S/ Les Hammond
                                   --------------------
                                   Les Hammond
                                   CFO

[Exhibit  99.1  -  Press  Release]


                Condor Announces Termination of DSL Agreement and
                  Cessation of Participation in Konnect Corp.


     LAS VEGAS, Nevada, May 2, 2001 - Condor Capital, Inc. (the "Company") (OTCBB "CNOP") wishes to announce that it has terminated negotiations under the Heads Of Agreement is pleased to announce that it has signed a Heads Of Agreement to to acquire 100% of DSL Communication Ltd., Sing-Hai Communication Technologies Co. Ltd. and HighTouch Broadband, Inc. (the "DSL Group"), and that the transaction will not be proceeding.

     The Company also wishes to announce that it has decided to discontinue its involvement with Konnect Corp. The Company is currently assessing its options with respect to its Joint Venture Agreement with Tech-Catalyst Ventures, Inc. in relation to Konnect Corp.

For further information, please contact Corporate Relations at:

         Condor Capital, Inc.
         Corporate Relations
         (604) 974 - 0225

Statements about the Company's future expectations, including future revenues, earnings and transactions, as well as all other statements in this news release other than historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results and other corporate developments could differ materially from that which has been anticipated in such statements.